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                                                                       Exhibit 8



                             JOINT FILING AGREEMENT


         We, the signatories of the statement on Schedule 13D to which this Agreement is attached, hereby agree that such statement is, and any amendments thereto filed by any of us will be, filed on behalf of each of us.


                                     FIRST RESERVE CORPORATION



                                     By:      /s/ Thomas R. Denison
                                         ------------------------------------
                                                  Thomas R. Denison
                                                  Managing Director

                                     FIRST RESERVE GP VII, L.P.

                                     By First Reserve Corporation
                                     as General Partner


                                     By:      /s/ Thomas R. Denison
                                        --------------------------------------
                                                  Thomas R. Denison
                                                  Managing Director


                                     FIRST RESERVE FUND VII, LIMITED PARTNERSHIP

                                     By First Reserve GP VII, L.P.,
                                     as General Partner

                                       By First Reserve Corporation,
                                       as General Partner



                                     By:       /s/ David H. Kennedy
                                         ------------------------------------
                                                   David H. Kennedy
                                                   Managing Director



                                               /s/ William E. Macaulay
                                         ------------------------------------
                                                   William E. Macaulay



                                               /s/ John A. Hill
                                         ------------------------------------
                                                   John A. Hill